UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

VERSUS SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39885	46-4542599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 South DuPont Hwy. Dover, DE 19901
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 639-4457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As disclosed in a Form 8-K filed on April 29, 2026, the Nasdaq Stock Market, LLC (“Nasdaq”) issued a deficiency letter to Versus Systems, Inc. (the “Company”), also on April 29, 2026. The basis of the letter was that as of December 31, 2025, Versus Systems, Inc. did not maintain a minimum of $2,500,000 in stockholders’ equity as required for continued listing by Nasdaq Listing Rule 5550(b)(1).

As disclosed in a Form 8-K filed on June 26, 2026, on that date, the Company consummated the transaction contemplated by its Stock Purchase Agreement with ASPIS Cyber Technologies, Inc. (“ACT”) dated April 15, 2026. Specifically, the Company issued 1,310,969 shares of Company common stock for total consideration of $1,700,000.

In addition, on May 15, 2026, ACT renewed and extended its Technology License and Software Development Agreement with the Company. Pursuant to this amendment, the Company delivered a functional license for its gamification, engagement, and QR code technology, and ACT will pay the Company a license fee of $165,000 per month through at least January 31, 2027. Since the license is a functional license and the performance obligation was satisfied upon delivery, the Company recognized the entire transaction price of $1,485,000 as revenue in the quarter ended June 30, 2026.

As a result of these transactions, as of the date of this Form 8-K, the Company believes it has regained compliance with the stockholders’ equity requirement. The Company’s compliance is illustrated in the pro forma balance sheet, giving effect to such transactions as of June 30, 2026, filed herewith as Exhibit 99.1.

Nasdaq has advised the Company that Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report, the Company does not evidence compliance, that it may be subject to delisting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUS SYSTEMS INC.

Date: July 23, 2026	By:	/s/ Luis Goldner
	Name:	Luis Goldner
	Title:	Chief Executive Officer

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